Exhibit 10.26

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXECUTION COPY

LICENSE AND TRANSFER AGREEMENT

This LICENSE AND TRANSFER AGREEMENT (this “Agreement”) is made as of September 30, 2020 (the “Effective Date”), by and between Sorrento Therapeutics, Inc., a Delaware corporation (“Sorrento”), and Celularity Inc., a Delaware corporation (“Celularity”).

WHEREAS, Sorrento and Celularity are parties to that certain Contribution Agreement dated May 30, 2017 (the “Contribution Agreement”); and

WHEREAS, Sorrento and Celularity desire to enter into a license agreement with respect to the Licensed Material (as defined below) and Licensed Know-How (as defined below), subject to the terms and conditions relating to payment and other matters, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

Section 1.1 Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” means, as to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, the term “control” of a Person means (a) the power to vote, directly or indirectly, fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such Person or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto. For purposes of this Agreement, (i) TNK shall be deemed an Affiliate of Sorrento, (ii) TNK and Sorrento shall not be deemed an Affiliate of Celularity and (iii) Celularity shall not be deemed an Affiliate of Sorrento.

“CAR Patents” means all patents and patent applications, other than the Listed Patents, that are Controlled by Sorrento as of the Effective Date and/or during the term of this Agreement and which would be infringed by the use of the Licensed Material (including the CAR construct expressly specified and depicted in Exhibit A attached hereto or the particular CAR associated with such CAR construct included among the Licensed Material) but for the licenses granted in this Agreement, in the making, having made, using, selling, or importing of Licensed Products in the Field in the Territory.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“CD19 CAR-T Construct” has the meaning given to it in the definition of “Licensed Material.”

“Commercially Reasonable Efforts” means [***] resources consistent with the exercise of diligent efforts and reasonable and prudent scientific and business judgment, as applied to [***].

“Controlled” means, with respect to an item of Know-How or Intellectual Property Rights, Generated Data, Regulatory Materials, contracts, or other rights, the right (whether by ownership or license) to grant the right to use such item of Know-How or to license or sublicense such Intellectual Property Rights, Generated Data, Regulatory Materials, contracts, or other rights pursuant to the terms and conditions of this Agreement without the consent of any third party, without breaching any agreement with a third party, [***].

“Field” means use in placenta-derived cells and/or cord blood-derived cells for the treatment of any disease or disorder.

“Files for Bankruptcy” shall mean, with respect to a Party, if any of the following events occurs: such Party (a) becomes the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, which is not discharged in its favor with prejudice within [***] thereafter; (b) makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the recomposition, extension or readjustment of all or substantially all of its obligations; (c) files a petition or other document seeking relief under the United States or foreign bankruptcy laws; or (d) has filed against it, a petition or other document seeking relief under the United States or foreign bankruptcy laws, which is not discharged with prejudice within [***] thereafter.

“Intellectual Property Rights” means and includes all rights of any of the following types anywhere in the world: (a) Patent Rights; (b) (i) copyrights, moral rights, and rights in works of authorship, and (ii) all registrations for any of the forgoing (i); and (c) rights in trade secrets and rights in Know-How (other than those rights subject to clauses (a) or (b) hereof).

“Know-How” means data, technology, trade secrets, inventions, and any other information of any kind whatsoever (including, but not limited to, any pharmacological, biological, chemical, biochemical, manufacturing, business, and financial information), whether patentable or otherwise.

“Knowledge” means, with respect to Sorrento, as applicable, the actual knowledge of [***] as of the Effective Date, without any obligation or duty of investigation.

“Licensed Intellectual Property Rights” means (a) the Licensed Patents, (b) the CAR Patents, and (c) all other Intellectual Property Rights (other than Patent Rights) that are both Controlled by Sorrento as of the Effective Date and which would be infringed or misappropriated by the development, promotion, and commercialization of the Licensed Material in the Field in the Territory.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Licensed Know-How” means all Know-How (including Pre-Clinical Data) expressly set forth in Exhibit A attached hereto, in each case solely to the extent Controlled by Sorrento as of the Effective Date and specific to the Licensed Material in the Field in the Territory.

“Licensed Patents” means: (a) the Listed Patents, and (b) the CAR Patents.

“Licensed Product” means a combination of (a) Licensed Material and (2) placenta-derived cells and/or cord blood-derived cells.

“Licensed Material” means a copy of Sorrento’s proprietary anti-CD19 chimeric antigen receptor (CAR) construct (CAR-T) and associated CARs specified and as depicted in Exhibit B (collectively, the “CD19 CAR-T Construct”), in each case solely for use in the Territory for the specified target and only for use in the Field. For the avoidance of doubt, Licensed Materials expressly do not include (a) any CAR constructs for any use other than in the Field, (b) any CAR constructs for use in any immortal cell lines, and (c) any CAR constructs nor any of their associated CARs (including the CD19 CAR-T Construct) for use in any adult cells.

“Listed Patents” means those patents and patent applications listed in Exhibit C to this Agreement.

“Net Sales” means [***].

“New CD19 Inventions” means all New Inventions related to or covering CD19 CAR-T Constructs.

“New Inventions” means all inventions (and any and all Intellectual Property Rights therein), whether patentable or not, invented in the course of performance of activities contemplated by this Agreement.

“Other Patents” means all Patent Rights, other than the Licensed Patents, that are Controlled by Sorrento as of the Effective Date and/or during the term of this Agreement and which would be infringed by the making, having made, using, selling, offering for sale, importing, exporting or distributing of Licensed Products in the Field in the Territory.

“Party” means Sorrento or Celularity, as the case may be. “Parties” means collectively Sorrento and Celularity.

“Patent Rights” means in any country, any and all (a) patents (including, but not limited to, any inventor’s certificate, utility model, petty patent and design patent), including any reissue, re-examination, renewal or extension (including any supplementary protection certificate) of any patent, and any confirmation patent or patent of addition based on any patent, in such country; and (b) patent applications, including any, continuations, continuations-in-part, divisionals, provisionals, continued prosecution application, substitute applications, any other patent application that claims priority from any patent.

“Person” means any individual, person, entity, general partnership, limited partnership, limited liability partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative, association, foreign trust, foreign business organization or a governmental entity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Pre-clinical Data” means pre-clinical data for the Licensed Material that is Controlled by Sorrento as of the Effective Date.

“Regulatory Approval” means, in any given country, the granting by the Regulatory Authorities in that country of all approvals that are necessary for the manufacturing, distributing, marketing, sale, pricing and reimbursement of a drug product.

“Regulatory Authority” means an agency of any government having the authority to regulate the sale, manufacture, marketing, testing, pricing or payment reimbursement of drugs.

“Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals or other filings made to, received from or otherwise conducted with a Regulatory Authority in connection with the research, manufacturing, development, or commercialization of a drug product in a particular country or jurisdiction.

“Sublicensing Revenues” means [***].

“Supply Agreement” has the meaning set forth in Section 3.2.

“Territory” means worldwide.

Section 1.2 Interpretation and Rules of Construction. Unless otherwise indicated to the contrary herein by the context or use thereof:

(a) a capitalized term has the meaning assigned to it;

(b) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement;

(c) the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(d) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof;

(e) references to “including” in this Agreement shall mean “including, without limitation,” whether or not so specified;

(f) references in the singular or to “him,” “her,” “it,” “itself,” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(g) references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder;

(h) all accounting terms used herein and not expressly defined herein shall, except as otherwise noted, have the meanings assigned to such terms in accordance with GAAP;

(i) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein; and

(j) all references to “$” will be references to United States Dollars, and with respect to any contract, obligation, liability, claim or document that is contemplated by this Agreement, but denominated in currency other than United States Dollars, the amounts described in such contract, obligation, liability, claim or document will be deemed to be converted into United States Dollars for purposes of this Agreement based on the noon buying rate in New York, as certified weekly by the Federal Reserve Bank of New York, in effect as of the applicable date of determination.

ARTICLE II

TRANSFER AND LICENSE

Section 2.1 Transfer.

(a) Within [***] following the Effective Date, Sorrento shall provide to Celularity the Licensed Material and the Licensed Know-How that is in Sorrento’s possession as of the Effective Date and not already in Celularity’s possession. Any Licensed Material not in Sorrento’s possession as of the Effective Date will be provided to Celularity within a reasonable period of time following its generation by or on behalf of Sorrento. Additionally, Sorrento will use Commercially Reasonable Efforts, [***], during Sorrento’s normal business hours, to provide documentation and answer questions as reasonably requested by Celularity, to assure that all aspects of the transfer of the Licensed Material and the Licensed Know-How occur in a complete and efficient manner. [***].

(b) Celularity agrees to only use the Licensed Material and Licensed Know-How solely for the express purposes set forth in this Agreement. Celularity agrees not to share, provide access to, or disclose the Licensed Material or Licensed Know-How with or to any other Person except to sublicensees and potential successors in interest who are bound by obligations and strictures of confidentiality at least as strict as those contained in this Agreement, and to strictly protect the Licensed Material and Licensed Know-How from unauthorized access and disclosure using the same degree of care that Celularity uses to protect its own like information, but in all cases using at least reasonable care. Celularity agrees to use all Licensed Material and Licensed Know-How in compliance with all applicable laws, rules and regulations including, for example, those relating to research involving the use of human samples or subjects. Celularity may not cause or allow the reverse engineering, disassembly, or decompilation of the Licensed Material or Licensed Know-How. Further, except to the extent expressly and specifically set forth herein, Celularity shall not analyze or allow (and shall prevent) the analysis of the Licensed Materials and Licensed Know-How.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 2.2 License Grant. Subject to the terms and conditions of this Agreement, Sorrento hereby grants to Celularity, a limited, perpetual (subject to termination as set forth in this Agreement), transferable (solely as a part of a permitted assignment pursuant to Section 9.4 hereof), sublicensable (solely with Sorrento’s express prior written consent and further subject to Section 2.4 hereof), license, under Sorrento’s rights in and to the Licensed Intellectual Property Rights to (a) research, develop, use, reproduce, modify, and create derivative works of the Licensed Know-How in the Field in the Territory; and (b) make, have made, use, sell, offer for sale, import, export, and distribute Licensed Products in the Field in the Territory; in all cases solely for Celularity’s internal research purposes and solely in connection with its research, development, commercialization, and exploitation of the Licensed Products.

Section 2.3 Exclusivity. Solely with respect to the Listed Patents, the foregoing licenses set forth in Section 2.2 shall be exclusive (even as to Sorrento, except to the extent necessary or advisable for Sorrento to perform its obligations and exercise its rights under this Agreement, the Services Agreement, or the Supply Agreement, or for Sorrento to prosecute, maintain, or enforce any Intellectual Property Rights, or for Sorrento to seek or obtain any Regulatory Approvals). For clarity, Sorrento reserves the right, for itself and its Affiliates, to make, have made, use, sell, offer for sale, import and otherwise research, develop, commercialize and exploit (a) Licensed Products outside the Field and (b) any other products or services that are not Licensed Products that use or incorporate any CD19 CAR-T Constructs and/or associated CARs (collectively, “Reserved CD19 Products”) (the rights reserved by Sorrento under this Section 2.3 with respect to the Reserved CD19 Products shall be referred to herein as the “Reserved CD19 Rights”). For the further avoidance of doubt, nothing in this Agreement or otherwise shall prevent Sorrento or any of its Affiliates from entering into any agreement with any third party for any of the CARs it has developed for products outside of the Field and, in addition and not in lieu or limitation of the foregoing, the aforementioned exclusivity does not apply to any CARs that are in-licensed by Sorrento or any of its Affiliates.

Section 2.4 Sublicenses. Celularity may only sublicense the rights granted by Sorrento to Celularity under Section 2.2 above to third parties with Sorrento’s prior written consent. Before granting any such sublicense, Celularity shall enter into a definitive written agreement with any such sublicensee that contains provisions that obligate such sublicensee to Celularity to at least the same extent that Celularity is obligated to Sorrento under this Agreement, subject to confidentiality, the scope of such license as to territory, sublicensed products, and indications, and that contains protections in favor of Sorrento at least as protective as those set forth in this Agreement, including, without limitation, confidentiality provisions no less protective of the Licensed Materials than the terms and conditions of this Agreement, indemnification from such sublicensee to Sorrento, and a disclaimer of warranties on behalf of Sorrento. Notwithstanding Celularity’s right to sublicense hereunder, Celularity shall remain responsible and liable for the acts and/or omissions of each sublicensee, and without limiting the forgoing, any act or omission of a sublicensee shall be deemed an act or omission of Celularity hereunder and, if applicable, a breach of this Agreement by Celularity. Within [***] following execution of each sublicense agreement, Celularity shall provide Sorrento with a copy of such sublicense and shall certify in such notice that the sublicense was granted in accordance with this Section 2.4.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 2.5 Reservation of Rights. All rights in and to the Licensed Material, Licensed Intellectual Property Rights, Sorrento IP, Joint IP, and Other Patents that are not expressly granted to Celularity pursuant to this Agreement are retained by Sorrento, and no other rights or licenses in or to any Sorrento intellectual property is granted by Sorrento either directly or by implication, estoppel, or otherwise except as set forth in Section 2.2, and no covenants not to assert under or with respect to any Sorrento intellectual property are granted by Sorrento either directly or by implication, estoppel, or otherwise. Celularity shall not take any knowing or willful action to jeopardize, encumber, limit, or interfere in any manner with Sorrento’s ownership of the Licensed Material, Licensed Intellectual Property Rights, Sorrento IP, Joint IP, or Other Patents.

ARTICLE III

DEVELOPMENT AND COMMERCIALIZATION

Section 3.1 Development and Commercialization Responsibilities. Except as expressly set forth herein or otherwise agreed upon by the Parties in writing on a case-by-case basis, Celularity or its sublicensee(s) shall be solely responsible for all development, pre-clinical and clinical testing of the Licensed Products and preparation and filing of all Regulatory Materials and any other documents required in connection with seeking and obtaining Regulatory Approval of the Licensed Products, at Celularity’s or its sublicensee’s (as applicable) sole cost and expense. Notwithstanding the foregoing, Sorrento may provide Celularity with certain assistance in connection with such development and testing activities and obtaining Regulatory Approval, provided that any such services shall be subject to and governed by a separate definitive written services agreement to be executed by Sorrento and Celularity (“Services Agreement”). As between the Parties, Celularity shall own all Regulatory Materials submitted by Celularity to the Regulatory Authorities and all Regulatory Approvals resulting from such submissions. Following receipt of Regulatory Approval for a Licensed Product, Celularity or its sublicensee(s) will be solely responsible for all sales, marketing and distribution decisions and costs and related commercialization activities related to such Licensed Product. Notwithstanding anything contained herein to the contrary, nothing contained herein shall prevent or otherwise restrict Sorrento or any of its Affiliates, in connection with the Reserved CD19 Products, from seeking and obtaining Regulatory Approval of Reserved CD19 Products, and as between Celularity and Sorrento, Sorrento shall own all Regulatory Materials submitted by Sorrento or any of its Affiliates to the Regulatory Authorities and all Regulatory Approvals resulting from such submissions.

Section 3.2 Supply of Licensed Material and Licensed Products. Concurrent with the execution of this Agreement, the Parties shall execute a definitive written supply agreement for the supply to Celularity of Licensed Material and/or Licensed Products by Sorrento (or its designee) as further described therein and subject to the mutually agreed terms and conditions set forth therein (“Supply Agreement”).

Section 3.3 Commercialization and Milestones. Celularity will use Commercially Reasonable Efforts to develop and commercialize the Licensed Products. All development and commercialization activities by Celularity (including all pre-clinical and clinical testing) will be conducted in accordance with all applicable laws and regulations, and in a timely and professional manner.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 3.4 Regulatory Data and Reference. Sorrento grants to Celularity, and Celularity grants to Sorrento, a right to access, use, refer to, file, or incorporate by reference any of its Regulatory Approvals that are reasonably necessary for such Party to exercise its rights under this Agreement. In addition, Celularity will provide Sorrento, on a timely basis, copies of all pre-clinical data, clinical data, and any other data generated by Celularity in the exercise of its license rights hereunder or otherwise included in the Regulatory Materials that Celularity submits for Regulatory Approval of the Licensed Products (collectively, “Generated Data”). Sorrento may use all Generated Data in any filing or correspondence that Sorrento makes with a Regulatory Authority. In addition, Sorrento will provide to Celularity, upon Celularity’s request and on a timely basis, copies of all material, data, descriptions (such as descriptions of CAR constructs) and any other data needed to support any Regulatory Approval or filings of the Licensed Products.

Section 3.5 Records. Celularity shall maintain records of its development and commercialization activities under this Agreement (including all pre-clinical and clinical testing) in sufficient detail, in good scientific manner appropriate for patent application and regulatory purposes and in accordance with all applicable laws and otherwise in a manner that reflects all work done and results achieved in the performance of Celularity’s obligations hereunder. Celularity will retain such records for at least [***] after the expiration or termination of this Agreement or for such longer period as may be required by applicable law or agreed to in writing by the Parties. Celularity shall provide Sorrento, upon reasonable request, a copy of such records.

ARTICLE IV

PAYMENTS

Section 4.1 Royalty. For the license and rights granted hereunder, Celularity shall pay Sorrento a royalty equal to [***] of Net Sales. All such payments due to Sorrento will be paid within [***] after March 31, June 30, September 30 and December 31 each year during the term of this Agreement (and following the term of this Agreement to the extent the licenses in Section 2.2 become irrevocable pursuant to Section 6.3(a)(ii)) covering the Net Sales received by Celularity in the preceding calendar quarter. All payments due will be paid in U.S. dollars. All payments will be made by wire transfer to the account(s) designated in writing by Sorrento from time to time. Given the scope of this Agreement and in partial consideration for the rights, licenses, covenants, transfer and other obligations and activities set forth herein, it is agreed and recognized that paying royalties on Net Sales, at the rate set forth in this Agreement, is fair and reasonable, representing a balance between the concerns and interests of both Parties and resulting in a convenience for Licensee.

Section 4.2 Sublicensing Revenues. Celularity shall pay to Sorrento [***] of all Sublicensing Revenues. All such payments due to Sorrento will be paid within [***] after March 31, June 30, September 30 and December 31 each year during the term of this Agreement (and following the term of this Agreement to the extent the licenses in Section 2.2 become irrevocable pursuant to Section 6.3(a)(ii)) covering Sublicensing Revenues received by Celularity in the preceding calendar quarter. All payments due will be paid in U.S. dollars. All payments will be made by wire transfer to the account(s) designated in writing by Sorrento from time to time.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 4.3 Records, Reports and Audit Rights. During the term of this Agreement and for a period of [***] thereafter (the “Audit Period”), Celularity will keep and maintain books and records, including relating to its sublicensing activities with respect to the Licensed Products under this Agreement, in all cases in sufficient detail to allow Sorrento to confirm that payments due under Sections 4.1 and 4.2 are accurate. After the first sale of any Licensed Product under this Agreement by Celularity or its sublicensee, within [***] after the end of each calendar quarter during the term of this Agreement, Celularity shall deliver to Sorrento, true and accurate royalty reports for the then-preceding quarter for Sorrento to determine Celularity’s compliance with the payment obligations under Sections 4.1 and 4.2. Sorrento will have the right, no more than [***] each [***] during the Audit Period, upon [***] prior written notice to Celularity, to designate an independent and accredited third party accounting firm reasonably acceptable to Celularity (the “Auditor”) to inspect and audit the Celularity’s relevant books and records for the sole purpose of verifying the Celularity’s compliance with its payment obligations under Sections 4.1 and 4.2. The Auditor shall be subject to a nondisclosure agreement with Celularity that is reasonably satisfactory to Celularity, and shall be authorized to disclose confidential information of Celularity to communicate its findings from its audit only in the most limited fashion possible in order to preserve the confidentiality of such information, including vis-à-vis the Sorrento. Each audit engaged by Sorrento will be conducted at Sorrento’s expense; provided, however, if any unchallenged or reconciled audit reveals that Celularity has not paid Sorrento any amounts due and owing, then (a) Celularity shall promptly pay Sorrento such unpaid amounts and (b) if Celularity’s underpayment was more than [***] for any [***] period of the audit, Celularity will reimburse Sorrento for all costs and expenses incurred by Sorrento in connection with its audit(s).

Section 4.4 Taxes. In the event that any of the payments Celularity owes Sorrento under Sections 4.1 or 4.2 becomes subject to withholding taxes under the laws of any jurisdiction, Celularity may withhold from the payment the amount of such taxes due. Celularity will timely pay to the proper governmental authority the amount of any taxes withheld and will provide Sorrento with an official tax certificate or other evidence of tax obligation, together with proof of payment from the relevant governmental authority sufficient to enable Sorrento to claim as credit such payment of taxes. The Parties will cooperate in good faith to minimize each Party’s tax obligations.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE V

INTELLECTUAL PROPERTY OWNERSHIP;
PATENT PROSECUTION AND ENFORCEMENT

Section 5.1 Background IP. As between Celularity and Sorrento, Sorrento will exclusively own and retain exclusive ownership of all right, title, and interest in and to all Know-How and Intellectual Property Rights (a) owned by Sorrento (or its Affiliates) prior to the Effective Date, (b) created, conceived, developed, invented, or otherwise acquired by Sorrento (or its Affiliates) during the term of this Agreement but that is developed outside of the collaboration outlined in this Agreement, and (c) all updates, enhancements, modifications, derivatives, new versions, revisions, and improvements to any of the items outlined in (a) and (b) of this Section 5.1 (collectively, the “Background IP”). To the extent Celularity has or obtains ownership of any Background IP, Celularity hereby irrevocably and unconditionally assigns all right, title, and interest in and to such Background IP, and all Intellectual Property Rights therein, to Sorrento.

Section 5.2 New Inventions and License-Back. As between Celularity and Sorrento, except as otherwise expressly set forth in the Services Agreement, all right, title, and interest in and to all New Inventions (other than any Background IP) invented (a) solely by Celularity shall be owned by Celularity (“Celularity IP”), (b) solely by Sorrento shall be owned by Sorrento (“Sorrento IP”) and (c) jointly by Celularity and Sorrento shall be jointly owned by Celularity and Sorrento (“Joint IP”), and, unless provided otherwise in this Agreement, Celularity and Sorrento shall be entitled to use, license, exploit, and otherwise exercise all rights with respect to the Joint IP without the duty of accounting or seeking consent from the other Party. Inventorship shall be determined by applying the patent laws of the United States, including, in the case of Joint IP invented outside of the United States, as if such Joint IP was invented in the United States. Notwithstanding the foregoing, Sorrento’s rights in and to the Background IP, Sorrento IP, and Joint IP shall, to the extent applicable, be included in the non-exclusive license rights granted to Celularity under Section 2.2. Celularity hereby grants to Sorrento, during the term of this Agreement and thereafter (except if this Agreement is terminated for Sorrento’s uncured breach or if Sorrento Files for Bankruptcy), a non-exclusive, sub-licensable, non-transferable (except to an Affiliate or permitted assignee), fully paid-up, royalty free, worldwide license, under Celularity’s rights in and to the Celularity IP, (a) to fulfil its obligations under this Agreement and to perform activities for the benefit of Celularity under the Services Agreement and the Supply Agreement and (b) with respect to Celularity IP constituting New CD19 Inventions, to exercise without restriction the Reserved CD19 Rights. Celularity will keep Sorrento regularly informed of the development of Celularity IP and will provide to Sorrento all Know-How and Generated Data reasonably necessary or useful for Sorrento to fulfil its and their obligations under this Agreement, the Services Agreement, and the Supply Agreement, and to exercise the Reserved CD19 Rights.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 5.3 Prosecution. As between Celularity and Sorrento, on the other hand, Sorrento shall have the initial right (but not the obligation), to control the filing, prosecution and maintenance, at its expense, and using patent counsel of its choice, any patents and patent applications arising out of or relating to this Agreement (including, without limitation, any patents and patent applications for (a) any Sorrento IP or Background IP of Sorrento, (b) any Joint IP, and (c) any patents or patent applications covering the Licensed Products). Sorrento shall provide Celularity an opportunity to review and comment on the nature and text of any new or pending patent applications for Patent Rights covering Licensed Products and consider in good faith any comments from Celularity regarding steps that might be taken to strengthen patent protection with respect to any such Patent Rights and shall conduct discussions with Celularity on a reasonable basis regarding the patent prosecution strategy for such Patent Rights. If Sorrento elects not to file, prosecute, or maintain any of the Patent Rights in (a)-(c) of this Section 5.3, and provided that Celularity is not and has not been in breach of this Agreement, and subject to Sorrento’s reasonable review, oversight, and approval, Celularity may file, prosecute, and maintain, at its expense, and using patent counsel of its choice that is reasonably acceptable to Sorrento, (i) patents solely covering Joint IP in the Field in the Territory, and (ii) patents covering the Licensed Products in the Field in the Territory (collectively “Celularity Prosecuted Patents”). For clarity, Celularity may not file, prosecute or maintain any patents arising out of this Agreement outside the Territory, containing claims covering inventions outside the Field, or that cover any Sorrento IP or any Background IP of Sorrento. Subject to the forgoing, as between Celularity and Sorrento, Sorrento shall have the right to make final decisions pertaining to the prosecution and maintenance of the Celularity Prosecuted Patents, provided, however, that such final decisions do not reasonably undermine Celularity’s rights under this Agreement or otherwise unreasonably weaken the Licensed Patents as to Licensed Products and Licensed Material in the Field, and Celularity shall cooperate fully with Sorrento and provide Sorrento with such information and execute such documents as Sorrento reasonably requests to facilitate the foregoing. Before filing with a patent office a material document related to the prosecution of the Celularity Prosecuted Patents, Celularity will provide Sorrento with a copy of the document for Sorrento’s comments, and will make reasonable efforts to accept and implement comments that Sorrento provides, provided, however, that Celularity will be under no obligation to make and implement any changes that, in Celularity’s reasonable opinion upon the advice of counsel, undermine Celularity’s rights under this Agreement or otherwise weaken the Licensed Patents as to Licensed Products and Licensed Material in the Field. Celularity will provide Sorrento with copies of all material documents that Celularity receives in connection with the prosecution of the Celularity Prosecuted Patents. In the event Celularity decides to abandon any non-provisional patent application within the Celularity Prosecuted Patents or declines to file such a patent application (including, for example, a new continuation or divisional of such patent application) in any jurisdiction (collectively “Celularity Abandoned Patents”), subject to the rights of any sublicensee under this Agreement to take over prosecution of any Celularity Abandoned Patents, Celularity will, within a reasonable period of time, notify Sorrento thereof (and in any event no later than [***] prior to any non-extendible payment or filing deadline), and Celularity shall then [***].

Section 5.4 Patent Enforcement. Celularity shall have the right (but not the obligation) at its expense to enforce each Celularity Prosecuted Patent (excluding any Celularity Abandoned Patents for which Sorrento has assumed prosecution) and to settle any claims in connection with such enforcement or defense (a “Celularity Enforcement Action”). Such Celularity Enforcement Action shall be entirely under Celularity’s direction and control; Celularity shall have sole responsibility for determining the strategy of the Celularity Enforcement Action and filing all papers in connection therewith. Celularity shall keep Sorrento reasonably informed of the progress of any such Celularity Enforcement Action, and Sorrento shall have the right to participate in the Celularity Enforcement Action with counsel of its own choice at its own expense. In any event, Sorrento shall reasonably cooperate with Celularity in such Celularity Enforcement Action and shall provide Celularity with such information as Celularity reasonably requests to facilitate Celularity’s enforcement or defense of the Celularity Enforcement Action. Any recovery received as a result of any Celularity Enforcement Action shall be used first to reimburse the Parties for the costs and expenses (including attorneys’ and professional fees) incurred in connection with such Celularity Enforcement Action (and not previously reimbursed). If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If, after such reimbursement, any funds remain from such recovery, then [***] of such remainder amount shall be retained by Celularity and[ ***] of such remainder amount will be promptly paid to Sorrento.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE VI

TERM AND TERMINATION

Section 6.1 Term. This Agreement shall become effective as of the Effective Date, and shall continue in force and effect until terminated pursuant to Section 6.2 below or the mutual written agreement of the Parties.

Section 6.2 Termination.

(a) Termination for Material Breach. If Celularity or Sorrento commits a material breach of this Agreement, the other Party may provide to the alleged breaching Party a written notice specifying the nature of the breach, requiring the alleged breaching Party to make good or otherwise cure such breach, and stating its intention to terminate this Agreement if such breach is not cured. If such breach is not cured within ninety (90) days after the receipt of such notice, then subject to Section 6.2(a)(i), the Party not in default shall be entitled, without prejudice to any of its other rights conferred under this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement by written notice to the breaching Party; provided, however, if the cause of the material breach is non-payment of the amounts due under this Agreement, then the cure period for such non-payment shall be [***] from the date of notice of material breach by the non-breaching Party.

(i) If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 6.2(a), and such alleged breaching Party provides the other Party notice of such dispute within [***] of the date of the notice provided by the other Party in accordance with Section 6.2(a) and, with respect to payment, such alleged breaching Party pays any portion of such payment not in dispute, then the non-breaching Party will not have the right to terminate this Agreement under Section 6.2(a) unless and until (i) the arbitrators, in accordance with Section 6.2(a)(ii), have determined that the alleged breaching Party has materially breached this Agreement (an “Arbitral Decision”), and (ii) the alleged breaching Party has failed to cure such breach within [***] following such Arbitral Decision (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] following such an Arbitral Decision). The Arbitral Decision will include a description of what is required to cure such breach. [***] It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement will remain in effect.

(ii) The Arbitral Decision shall be reached, and the arbitration proceeding shall be conducted, in accordance with the simplified process procedures of the American Arbitration Association. The number of arbitrators shall be three, one of whom shall be appointed by each of the Parties and the third of whom shall be selected by mutual agreement of the co-arbitrators with the input of the Parties, within [***] of the selection of the second arbitrator and thereafter by the American Arbitration Association. The seat of the arbitration will be [***]. The arbitration award rendered by the arbitrators shall be final and binding on the Parties. Judgment on the award may be entered in any court having jurisdiction thereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) If the breach in dispute relates to any rights that have been sublicensed by Celularity and such breach is subject to any such sublicense agreement, the dispute resolution provisions of such sublicense agreement shall govern as to any conduct of such sublicensee and termination under this Section 6.2 for such breach shall be stayed pending resolution of any such dispute resolution provisions of such sublicense.

(iv) As to termination by Sorrento, the Parties agree that termination pursuant to Section 6.2(a) is a remedy to be invoked only if the breach cannot be adequately remedied through a combination of specific performance and the payment of money damages.

(b) Termination for Convenience by Celularity. Following the one year anniversary of the Effective Date, Celularity may terminate this Agreement upon six (6) months’ written notice to Sorrento for no reason or for any reason.

All remedies set forth herein shall be cumulative and in addition to any other remedies such Party may have at law or in equity.

Section 6.3 Effects of Termination.

(a) In General. Termination of this Agreement (i) by Sorrento for Celularity’s material breach of this Agreement under Section 6.2(a) or for convenience by Celularity under Section 6.2(b) will result in termination of Celularity’s license rights under Section 2.2 and the license rights of all sublicensees; provided Celularity and its sublicensees may, for a period not to exceed [***] after the date of termination, sell inventories of Licensed Products existing on the date of termination, and (ii) by Celularity for Sorrento’s material breach of this Agreement under Section 6.2(a) will result in the licenses in Section 2.2 becoming irrevocable, provided and only for so long as Celularity timely fulfills all of its payment obligations under Sections 4.1 and 4.2 of this Agreement. Termination will not affect either Party’s rights in its Background Know-How or related Intellectual Property Rights. Upon termination of this Agreement by Sorrento for Celularity’s material breach of this Agreement under Section 6.2(a) or for convenience by Celularity under Section 6.2(b), Celularity shall take all necessary steps to transfer to Sorrento its rights to all Regulatory Approvals and Generated Data for the Licensed Products. Effective as of the date of termination of this Agreement by Sorrento for Celularity’s material breach of this Agreement under Section 6.2(a) or the date of termination of this Agreement for convenience by Celularity under Section 6.2(b), Celularity hereby assigns to Sorrento ownership of its rights to all such Regulatory Approvals and Generated Data. If and to the extent any such Regulatory Approvals or Generated Data cannot be so assigned then, effective as of the date of termination of this Agreement, Celularity hereby grants to Sorrento under Celularity’s rights to Regulatory Approvals and Generated Data an unconditional, fully paid, irrevocable, perpetual, worldwide, royalty-free, exclusive, sublicensable (through multiple tiers) right and license to use, license, sell, commercialize, create derivative works of, modify, rely upon, submit, reference, reproduce, display, and otherwise exploit without restriction such Regulatory Approvals and Generated Data.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE VII

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 7.1 By All Parties. Each Party represents, warrants and covenants to the others that:

(a) it is duly organized and validly existing under the laws of its state of formation and has full authority to enter into this Agreement;

(b) the execution and performance of this Agreement does not conflict with any other agreement, oral or written, to which it is a Party; and

(c) it will perform its obligations under this Agreement in compliance with all applicable laws and regulations.

Section 7.2 By Sorrento. Sorrento further represents, warrants and covenants to Celularity that, as of the Effective Date:

(a) The Licensed Intellectual Property Rights are Controlled by Sorrento.

(b) Sorrento (i) has the full right and authority to grant the rights and licenses under this Agreement and (ii) to the Knowledge of Sorrento, has the right and authority to use all Licensed Material and all Licensed Know-How.

(c) To the Knowledge of Sorrento, the Licensed Patents and the Other Patents collectively represent all patents and patent applications that Sorrento or its Affiliates Controls as of the Effective Date which would be infringed by the making, having made, using, selling, or importing of Licensed Products in the Field in the Territory.

(d) No claim or litigation has been brought or asserted against Sorrento or any of its Affiliates with respect any Listed Patent (and to the Knowledge of Sorrento, no such claims have been threatened in writing) by any Person (i) alleging the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of the Listed Patents, or (ii) challenging Sorrento’s or its Affiliates’ Control of the Listed Patents or with respect to the Listed Patents, making any adverse claim of ownership or inventorship thereof.

(e) Sorrento has not been a party to any agreement with the United States federal government or an agency thereof pursuant to which the United States federal government or such agency provided funding for the development of the Licensed Material, and the inventions claimed or covered by the Listed Patents (i) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, (ii) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e), and (iii) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(f) There is no action or other proceeding filed against Sorrento, nor, to the Knowledge of Sorrento, threatened in writing against Sorrento alleging that the research, development, manufacture or commercialization of any Licensed Material or use of Licensed Know-How as contemplated under this Agreement, violates, infringes, constitutes misappropriation or otherwise conflicts or interferes with or would violate, infringe, constitute a misappropriation or otherwise conflict or interfere with, any intellectual property or proprietary right of any third party.

(g) To the Knowledge of Sorrento, neither Sorrento, its Affiliates nor any of their respective officers, employees or agents has (i) committed an act, (ii) made a statement or (iii) failed to act or make a statement that, in any case ((i), (ii) (iii)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the development, manufacture or commercialization of the Licensed Material, or (y) would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory, with respect the development, manufacture or commercialization of the Licensed Material.

Section 7.3 General Disclaimer. NEITHER PARTY MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATSOEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL, OR OTHERWISE, OTHER THAN AS EXPRESSLY SET FORTH HEREIN. WITHOUT LIMITING THE FORGOING (A) EACH PARTY EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, NON-INFRINGEMENT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, OTHER THAN AS EXPRESSLY SET FORTH HEREIN, AND (B) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, SORRENTO MAKES NO, AND HEREBY DISCLAIMS, ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE OTHER PATENTS, THE LICENSED MATERIALS, AND THE LICENSED KNOW-HOW, WHICH ARE PROVIDED “AS IS” AND “WITH ALL FAULTS”, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF ACCURACY, SUFFICIENCY, PERFORMANCE, COMPLETENESS, MERCHANTABILITY, AND NONINFRINGEMENT OF THIRD PARTY RIGHTS WITH RESPECT TO THE LICENSED MATERIALS AND LICENSED KNOW-HOW.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE VIII

INDEMNITY

Section 8.1 Celularity will defend, indemnify and hold Sorrento, and its Affiliates, and their respective officers, directors, employees, and agents, harmless from and against any and all third party claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to: (a) Celularity’s or any of its sublicensees’ development, use, manufacturing, sale, distribution or other commercialization of any Licensed Product, or any activities of Celularity or any of its sublicensees concerning a Licensed Product, the Licensed Intellectual Property Rights, the Other Patents, or otherwise in connection with this Agreement; (b) any material breach by Celularity of its representations, warranties or covenants made in this Agreement; and (c) the gross negligence or willful misconduct of Celularity or any of its sublicensees or any of their respective directors, officers, employees and agents in connection with this Agreement. Sorrento will use reasonable efforts to notify Celularity promptly of any claim for which Sorrento believes it is entitled to indemnification under this Section 8.1 and which Sorrento desires Celularity to defend. However, Sorrento’s failure to provide such notice or delay in providing such notice will relieve Celularity of its obligations under this Section 8.1 only if and to the extent that such delay or failure materially prejudices Celularity’s ability to defend such claim. Sorrento will cooperate with Celularity, at Celularity’s reasonable request and at Celularity’s expense, in the defense of such claim. Sorrento will have the right to participate in the defense of such claim with its own counsel at its own expense. No settlement of a claim will be binding on Sorrento without Sorrento’s prior written consent, not to be unreasonably withheld.

Section 8.2 Sorrento will defend, indemnify and hold Celularity and its Affiliates, and their respective officers, directors, employees, and agents, harmless from and against any and all claims brought by a third party resulting from: (a) the gross negligence or willful misconduct of Sorrento or its Affiliates or any of their respective directors, officers, employees and agents in connection with this Agreement; (b) any material breach by Sorrento of its representations, warranties or covenants made in this Agreement; and (c) the research, development, manufacture, use, importation, storage, handling, promotion, sale, marketing, or commercialization of Licensed Materials by Sorrento or its Affiliates (i) occurring at any time prior to the Effective Date and arising from the negligence or willful misconduct of Sorrento or its Affiliates or their respective officers, directors, employees or agents, or (ii) occurring after the Effective Date in connection with the activities of Sorrento or its Affiliates that are contemplated by this Agreement; provided, however, that Sorrento’s obligations pursuant to this Section 8.2 shall not apply to the extent that such claims and any resulting losses are subject to Celularity’s obligations under Section 8.1 hereof or result from (A) any breach of this Agreement by Celularity or (B) the negligence or willful misconduct of Celularity in connection with this Agreement or the activities contemplated herein. Celularity will use reasonable efforts to notify Sorrento promptly of any claim for which Celularity believes it is entitled to indemnification under this Section and which Celularity desires Sorrento to defend. However, Celularity’s failure to provide such notice or delay in providing such notice will relieve Sorrento of its obligations under this Section only if and to the extent that such delay or failure materially prejudices Sorrento’s ability to defend such claim. Celularity will cooperate with Sorrento, at Sorrento’s reasonable request and at Sorrento’s expense, in the defense of such claim. Celularity will have the right to participate in the defense of such claim with its own counsel at its own expense. No settlement of a claim in furtherance of this Section 8.2 will be binding on Celularity without Celularity’s prior written consent, not to be unreasonably withheld.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Bankruptcy. All rights granted under this Agreement (including the license rights under Section 2.2) will be considered for purposes of section 365(n) of 11 U.S.C. (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined under section 101(56) of the Bankruptcy Code. The Parties agree that each Party will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event that a Party seeks or is involuntarily placed under the protection of the Bankruptcy Code, and the trustee in bankruptcy rejects this Agreement, the other Party may elect, pursuant to section 365(n), to retain all rights granted to it with respect to the license rights granted hereunder to the extent permitted by law. Upon the written request of a Party to the other Party or the applicable bankruptcy trustee, the other Party or the applicable bankruptcy trustee will not interfere with the rights of the requesting Party as provided in this Agreement.

Section 9.2 Consent to Amendments; Waiver. This Agreement may be amended or modified, in each case upon the approval, in writing, executed by Celularity and Sorrento. Both Celularity and Sorrento may: (a) extend the time for the performance of any of the obligations or other acts of the others; (b) waive any inaccuracies in the representations and warranties of the others contained herein or in any document delivered by the other pursuant hereto; or (c) waive compliance with any of the agreements of the other or conditions to such others’ obligations contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the Parties to be bound thereby.

Section 9.3 Entire Agreement. This Agreement, including the exhibits attached hereto, and the other agreements referred to herein constitute the entire agreement between the Parties with respect to the matters covered hereby and supersede all previous written, oral or implied understandings among them with respect to such matters.

Section 9.4 Successors and Assigns. Except as otherwise expressly provided in this Agreement, all covenants and agreements set forth in this Agreement by or on behalf of the Parties shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties, whether so expressed or not, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either Party without the prior written consent of the other Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 9.5 Governing Law; Consent to Jurisdiction; Venue; Waiver of Jury Trial. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED IN SUCH STATE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE CONTEMPLATED TRANSACTIONS AND AGREES THAT PROCESS SHALL BE SERVED UPON SUCH PARTY IN THE MANNER SET FORTH IN SECTION 9.6, AND THAT SERVICE IN SUCH MANNER SHALL CONSTITUTE VALID AND SUFFICIENT SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE CONTEMPLATED TRANSACTIONS.

Section 9.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered, if delivered personally, (b) on the date the delivering Party receives confirmation, if delivered by facsimile or electronic transmission, (c) three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested), or (d) one (1) Business Day after being sent by overnight courier (providing proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.6):

If to Sorrento, to:

Sorrento Therapeutics, Inc.
4955 Directors Place
San Diego, CA 92121
Facsimile: [***]
Attention: [***]

with copies, which shall not constitute notice to Sorrento, to:

Sorrento Therapeutics, Inc.
4955 Directors Place
Facsimile: [***]
Attention: [***]

and

Paul Hastings LLP
1117 S. California Avenue
Palo Alto, CA 94304
Facsimile: [***]
Attention: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If to Celularity, to:

Celularity Inc.
33 Technology Drive
Warren, New Jersey 07059
Attention: [***]
Telephone No.: [***]
Email Address: [***]

with a copy, which shall not constitute notice to Celularity, to:

Jones Day
4655 Executive Dr, Suite 1500
San Diego, California 92121
Facsimile: [***]
Attention: [***]

Section 9.7 Exhibits. The exhibits to this Agreement constitute a part of this Agreement and are incorporated into this Agreement for all purposes as if fully set forth herein. The disclosure of any item or matter in any exhibit hereto shall not be taken as an indication of the materiality thereof or the level of materiality that is applicable to any representation or warranty set forth herein. Without limiting the foregoing, no such reference to or disclosure of a possible breach or violation of any contract, law or governmental order shall be construed as an admission or indication that a breach or violation exists or has actually occurred.

Section 9.8 Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement. For purposes of this Agreement, signatures delivered by facsimile or by email in the portable document format (PDF) or any other electronic format shall be accepted and binding as original signatures.

Section 9.9 Severability. Should any provision of this Agreement or the application thereof to any Person or circumstance be held invalid or unenforceable to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by law, (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement.

Section 9.10 No Third-Party Beneficiaries. Except as otherwise expressly provided in this Agreement, no Person which is not a Party shall have any right or obligation pursuant to this Agreement.

Section 9.11 No Strict Construction. Each of the Parties acknowledges that this Agreement has been prepared jointly by the Parties, and shall not be strictly construed against either Party.

[SIGNATURE PAGE FOLLOWS]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji, Ph.D.
	Name:	Henry Ji, Ph.D.
	Title:	President & CEO

CELULARITY INC.

By:	/s/ Robert J. Hariri, MD, PhD.
	Name:	Robert J. Hariri, MD, PhD.
	Title:	Chairman and CEO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A

LICENSED KNOW-HOW

[***]
[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B

CD19 CAR-T CONSTRUCTS

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT C

LISTED PATENTS

Country	Patent / Patent Application No.	Filing Date	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1

This AMENDMENT NO. 1 to the LICENSE AND TRANSFER AGREEMENT dated September 30, 2020 (the “License Agreement”) is entered into effective November 13, 2020 (the “Amendment Effective Date”), by and between Sorrento Therapeutics, Inc., a corporation (“Sorrento”), and Celularity Inc., a Delaware corporation (“Celularity”) (this “Amendment”).

BACKGROUND

WHEREAS, Sorrento and Celularity have entered into the License Agreement, pursuant to which Sorrento granted to Celularity a license under certain Licensed Intellectual Property Rights, including the Listed Patents (as those terms are defined in the License Agreement) listed in Exhibit C to the License Agreement;

WHEREAS, Sorrento filed United States Provisional Patent Application No. [***] (titled “[***]”) on [***] (the “[***] Application”); and

WHEREAS, Sorrento and Celularity now desire to enter into this Amendment to add the [***] Application to Exhibit C to the License Agreement.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, and intending to be legally bound hereby, the Parties hereby amend the License Agreement as follows:

1. Exhibit C to the License Agreement is hereby amended and replaced in its entirety by Exhibit C attached hereto.

2. All other terms and conditions of the License Agreement shall remain in full force and effect. If there are any conflicts or inconsistencies between the terms of the License Agreement and this Amendment, the terms of this Amendment shall prevail.

[SIGNATURE PAGE FOLLOWS]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji
	Name:	Henry Ji, Ph.D.
	Title:	President & CEO

CELULARITY INC.

By:	/s/ Robert j. Harari
	Name:	Robert J. Harari, MD
	Title:	Chairman and CEO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT C

LISTED PATENTS

Country	Patent / Patent Application No.	Filing Date	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]